Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated April 30, 2019
to Prospectus dated May 1, 2016 as supplemented

Important Note: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by logging into your account through symetra.com.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all portfolios available under your contract.

The disclosure regarding the Dimensional Fund Advisors under Appendix B is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Dimensional Fund Advisors
VA Global Bond Portfolio	Provide a market rate of return for a fixed income portfolio with low relative volatility of returns.	Dimensional Fund Advisors LP Dimensional Fund Advisors LTD and DFA Australia Limited serve as sub-advisors to the fund.
VA International Small Portfolio	Long-term capital appreciation.	Dimensional Fund Advisors LP Dimensional Fund Advisors LTD and DFA Australia Limited serve as sub-advisors to the fund.
VA International Value Portfolio	Long-term capital appreciation.	Dimensional Fund Advisors LP Dimensional Fund Advisors LTD and DFA Australia Limited serve as sub-advisors to the fund.
VA Short-Term Fixed Portfolio	Stable real return in excess of the rate of inflation with a minimum of risk.	Dimensional Fund Advisors LP Dimensional Fund Advisors LTD and DFA Australia Limited serve as sub-advisors to the fund.
VA U.S. Large Value Portfolio	Long-term capital appreciation.	Dimensional Fund Advisors LP
VA U.S. Targeted Value Portfolio	Long-term capital appreciation.	Dimensional Fund Advisors LP

The disclosure regarding the Fidelity® VIP ContrafundSM Portfolio under Appendix B is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Fidelity® Variable Insurance Products
Fidelity® VIP ContrafundSM Portfolio - Initial Class	Fidelity® VIP ContrafundSM Portfolio seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Effective on or about June 1, 2019, the MFS® International Value Portfolio will change its name to MFS® International Intrinsic Value Portfolio. Accordingly, all references to MFS® International Value Portfolio is replaced with MFS® International Intrinsic Value Portfolio.